EXHIBIT 10.25


                                  AMENDMENT TO
                                ESCROW AGREEMENT

         This Amendment to Escrow Agreement (this "AMENDMENT"), dated as of February 21, 2006, is entered into by and among Zhongpin Inc. (formerly known as Strong Technical Inc.), a Delaware corporation (the "Company"), each of the parties listed below that is a stockholder of the Company (collectively, the "STOCKHOLDERS"), and Law Debenture Trust Company of New York, a New York banking corporation, as escrow agent (hereinafter referred to as the "ESCROW AGENT"), for the purpose of amending the Escrow Agreement dated as of January 30, 2006 (the "ESCROW AGREEMENT") among the Company, the Stockholders and the Escrow Agent.

         WHEREAS, the Company and the Stockholders have agreed to amend Schedule B to the Escrow Agreement set forth in this Amendment;

         NOW,  THEREFORE,  in consideration of the above, and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. Schedule B to the Escrow Agreement is hereby amended and restated in its entirety to read as set forth on the schedule annexed to this Amendment.

         2. The amendment set forth herein shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when (i) each of the parties shall have executed and delivered a counterpart to this Amendment; and (ii) each of the conditions set forth in clauses (i) and (ii) to
Section 5 of the Amendment dated as of the date hereof among the Company, Falcon Link Investment Limited, the Purchasers named there and D.H.
Vermoegensverwaltung  -  und   Beteiligungsgesellschaft   mbH  shall  have  been
satisfied.

         3. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Escrow Agreement, and all of the other terms and provisions of the Escrow Agreement remain in full force and effect.

         4. From and after the Amendment Effective Date, all references to the Escrow Agreement shall be deemed to be references to the Escrow Agreement, as modified hereby.

         5. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                   ZHONGPIN INC.



                                   By: /s/ Xiaomin Chen
                                      -------------------------------
                                      Name:  Xiaomin Chen
                                      Title: Authorized Representative

                                   LAW DEBENTURE TRUST COMPANY
                                     OF NEW YORK, AS ESCROW AGENT



                                   By: /s/ Boris Treyger
                                      -------------------------------
                                      Name:  Boris Treyger
                                      Title: Assistant Vice President


                                   STOCKHOLDERS:

                                      /s/ Xianfu Zhu
                                   --------------------------------------
                                   ZHU, Xianfu

                                      /s/ Baoke Ben
                                   ----------------
                                   BEN, Boake

                                   /s/ Liu Chaoyang
                                   ----------------
                                   LIU, Chaoyang

                                   /s/ Qinghe Wang
                                   ---------------
                                   WANG, Qinghe

                                   /s/ Shuichi Si
                                   --------------
                                   SI, Shuichi

                                   /s/ Juanjuan Wang
                                   -----------------
                                   WANG, Juanjuan

                                   /s/ Yousu Lin
                                   -------------
                                   LIN, Yousu

                                   /s/ Qian Wang
                                   -------------
                                   WANG, Qian

                                   /s/ Yunchun Wang
                                   ----------------
                                   WANG, Yunchun

                                                                      SCHEDULE B

                                                                                                NUMBER OF            NUMBER OF
                                                                             TAX I.D.         ESCROW SHARES        ESCROW SHARES
       NAME OF PURCHASER         ADDRESS                                      NUMBER           FISCAL 2006          FISCAL 2007
       -----------------         -------                                      ------           -----------          -----------
Pinnacle China Fund L.P.         4965 Preston Park Blvd                     20-3358464           4,322,573           4,322,573
                                 Suite 240
                                 Plano, TX  75093

Amaranth Global Equities         c/o Dundee Leeds Management Services       98-0411928             720,429             720,429
  Master Fund Limited             (Cayman) Ltd.
                                 Waterfront Centre
                                 28 N. Church St, 2nd Fl.
                                 George Town, Grand Cayman
                                 Cayman Islands, British West Indies

Atlas Capital Master Fund LP     c/o Admiral Administration                                        817,687             817,687
                                 Admiral Financial Center, 5th Floor
                                 90 Fort Street
                                 Box 32021
                                 SMB
                                 Grand Cayman, Cayman Islands

Atlas Capital (Q.P.), LP         100 Cresent Court, Suite 800               33-1025414             495,655             495,655
                                 Dallas, TX  75201

Atlas Capital Offshore Exempt    c/o Admiral Administration                                        127,516             127,516
  Fund, Ltd.                     Admiral Financial Center, 5th Floor
                                 90 Fort Street
                                 Box 32021
                                 SMB
                                 Grand Cayman, Cayman Islands

                                                                                                NUMBER OF            NUMBER OF
                                                                             TAX I.D.         ESCROW SHARES        ESCROW SHARES
       NAME OF PURCHASER         ADDRESS                                      NUMBER           FISCAL 2006          FISCAL 2007
       -----------------         -------                                      ------           -----------          -----------
BFS US Special Opportunities     Front National Bank                                             1,080,643           1,080,643
  Trust PLC                      100 W. Houston Street
                                 San Antonio, TX 78205
                                 Attn: Henri Domingues T-8

Cordillera Fund, LP              8201 Preston Road, Suite 400               20-1227553             288,172             288,172
                                 Dallas, TX  75021

Crestview Capital Master LLC     95 Revere Drive, Suite A                   20-0512894             720,429             720,429
                                 Northbrook IL 60062

Gryphon Master Fund, L.P.        100 Crescent Court, Suite 490              75-2900328             504,300             504,300
                                 Dallas, TX  75201

GSSF Master Fund, L.P.           100 Crescent Court, Suite 490              98-0433969             216,129             216,129
                                 Dallas, TX  75201

Jayhawk China Fund (Cayman),     c/o Genesis Fund Service Limited           98-0170144           2,593,544           2,593,544
  Ltd.                           8201 Mission Road, Suite 110
                                 Prairie Village, KS 66208

Renaissance US Growth            Front National Bank                                             1,080,643           1,080,643
  Investment Trust PLC           100 W. Houston Street
                                 San Antonio, TX 78205
                                 Attn: Henri Domingues T-8
                                 Dallas, TX  [7206]

Michael P. Ross                  300 Central Park West, Apt. 15-C2          ###-##-####            216,129             216,129
                                 New York, New York 10024

Sandor Capital Master Fund,      2828 Routh Street, Suite 500               27-0013809             360,214             360,214
  L.P.                           Dallas, TX  75201

                                                                                                NUMBER OF            NUMBER OF
                                                                             TAX I.D.         ESCROW SHARES        ESCROW SHARES
       NAME OF PURCHASER         ADDRESS                                      NUMBER           FISCAL 2006          FISCAL 2007
       -----------------         -------                                      ------           -----------          -----------
Southwell Partners, L.P.         1901 North Akard Street                    75-2345339           1,260,750           1,260,750
                                 Dallas, TX  75201

Special Situations Private       527 Madison Avenue, Suite 2600             13-3916551             618,128             618,128
  Equity Fund, L.P.              New York, NY  10022

Special Situations Fund III      527 Madison Avenue, Suite 2600             13-3737427           1,419,965           1,419,965
  QP, L.P.                       New York, NY  10022

Special Situations Fund III,     527 Madison Avenue, Suite 2600             55-0898321             123,193             123,193
  L.P.                           New York, NY  10022

SRB Greenway Offshore            300 Crescent Court, Suite 1111                                     19,235              19,235
  Operating Fund, L.P.           Dallas, TX  75201
                                 Attn:  Joe Worsham

SRB Greenway Capital, L.P.       300 Crescent Court, Suite 1111             20-1718174              38,399              38,399
                                 Dallas, TX  75201
                                 Attn:  Joe Worsham

SRB Greenway Capital (QP), L.P.  300 Crescent Court, Suite 1111             20-1939469             302,580             302,580
                                 Dallas, TX  75201
                                 Attn:  Joe Worsham

Vision Opportunity Master        317 Madison Avenue, Suite 1220             27-0120759           1,296,772           1,296,772
  Fund, LTD                      New York, NY  10017

Westpark Capital, L.P.           4965 Preston Park Boulevard, Suite 200     75-294-5750            720,429             720,429
                                 Plano, TX  75093

                                                                                                NUMBER OF            NUMBER OF
                                                                             TAX I.D.         ESCROW SHARES        ESCROW SHARES
       NAME OF PURCHASER         ADDRESS                                      NUMBER           FISCAL 2006          FISCAL 2007
       -----------------         -------                                      ------           -----------          -----------
WS Opportunity Fund              300 Crescent Court, Suite 1111                                    273,763             276,763
  International, Ltd.            Dallas, TX  75201
                                 Attn:  Joe Worsham

WS Opportunity Fund, L.P.        300 Crescent Court, Suite 1111             75-2901854             158,494             158,494
                                 Dallas, TX  75201
                                 Attn:  Joe Worsham

WS Opportunity Fund (QP), L.P.   300 Crescent Court, Suite 1111             75-2943308             108,064             108,064
                                 Dallas, TX  75201
                                 Attn:  Joe Worsham